EXHIBIT 10.41
EXECUTION VERSION

SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of February 23, 2016 and is entered into by and among NorthStar Realty Finance Limited Partnership, a Delaware limited partnership (the “Borrower”), NorthStar Realty Finance Corp., a Maryland corporation (the “Parent Guarantor”), certain Subsidiaries of the Parent Guarantor, as Guarantors, and Deutsche Bank AG New York Branch, as administrative agent (together with its permitted successors in such capacity, the “Administrative Agent”), with the consent of the Requisite Lenders, and is made with reference to that certain AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT dated as of May 5, 2015 (as amended or otherwise modified through the date hereof, the “Credit Agreement”) by and among the Borrower, the Parent Guarantor, the other Guarantors, the Lenders, the Administrative Agent and the other Agents named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

WHEREAS, the Credit Parties have requested that Requisite Lenders agree to amend certain provisions of the Credit Agreement as provided for herein; and
WHEREAS, subject to certain conditions, Requisite Lenders are willing to agree to such amendment relating to the Credit Agreement.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS TO CREDIT AGREEMENT
1.1    Clause (d) of the definition of “Defaulting Lender” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under the Bankruptcy Code, or any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interests in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.”

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1.2    The definition of “Eurodollar Rate” set forth in Section 1.1 of the Credit Agreement is hereby amended by inserting the following sentence immediately at the end thereof:
“Notwithstanding the foregoing, if the “Eurodollar Rate” shall be less than zero at any time, such rate shall be deemed for all purposes hereunder to be zero at such time.”
1.3    The definition of “Federal Funds Effective Rate” set forth in Section 1.1 of the Credit Agreement is hereby amended by inserting the following sentence immediately at the end thereof:
“Notwithstanding the foregoing, if the “Federal Funds Effective Rate” shall be less than zero at any time, such rate shall be deemed for all purposes hereunder to be zero at such time.”
1.4    Section 1.1 of the Credit Agreement is hereby amended by inserting the following new defined terms in proper alphabetical order thereto:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“Casualty Event” means any event that gives rise to the receipt of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property (including any improvements thereon) to replace or repair such equipment, fixed assets or real property.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

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“Net Proceeds” means, with respect to any event, (a) the cash (which term, for purposes of this definition, shall include Cash Equivalents) proceeds (including, in the case of any casualty, condemnation or similar proceeding, insurance, condemnation or similar proceeds) received in respect of such event, including any cash received in respect of any noncash proceeds, but only as and when received, net of (b) the sum, without duplication, of (i) all actual fees and out-of-pocket expenses paid in connection with such event by the Parent Guarantor or any of its Subsidiaries to Persons that are not Affiliates of the Parent Guarantor or any of its Subsidiaries, (ii) in the case of any Asset Sale or Casualty Event, the amount of all payments required to be made by the Parent Guarantor or any of its Subsidiaries as a result of such event to repay Indebtedness (other than Revolving Loans and Swing Line Loans) secured by such asset on a basis prior to the Liens, if any, on such assets securing the Obligations, (iii) the amount of all taxes paid (or reasonably estimated to be payable) by the Parent Guarantor and its Subsidiaries in connection therewith, (iv) in the case of incurrence of Indebtedness for borrowed money (including Indebtedness evidenced by notes, bonds, debentures or similar instruments) by a Person that modifies, amends, restates, amends and restates, refinances, refunds, renews or extends any existing Indebtedness of such Person (the “Specified Original Indebtedness”), an amount equal to the outstanding principal amount of such Specified Original Indebtedness immediately prior to such modification, amendment, restatement, amendment and restatement, refinancing, renewal or extension thereof plus accrued and unpaid interest and any prepayment premium or similar amounts incurred or payable, in each case, to the extent paid in connection with such modification, amendment, restatement, amendment and restatement, refinancing, renewal or extension thereof and (v) in the case of the expiration, termination, reduction or other modification of a Hedge Agreement, the payment of any amounts owed by the Parent Guarantor or any of its Subsidiaries to the counterparty under such Hedge Agreement as a result of such expiration, termination, reduction or other modification.
“Second Amendment” means that certain Second Amendment to Amended and Restated Credit and Guaranty Agreement dated as of February 23, 2016 among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.
“Second Amendment Effective Date” has the meaning assigned to such term in the Second Amendment.
“Specified Original Indebtedness” as defined in the definition of Net Proceeds.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
1.5    Section 2.14 of the Credit Agreement is hereby amended by inserting the following new clauses (c) and (d) immediately following clause (b) thereof:
“(c)    If, as a result of (i) any Asset Sale (other than any Asset Sale permitted by Section 6.8(a), 6.8(b), 6.8(c), 6.8(d), 6.8(g), 6.8(m), 6.8(n), 6.8(o), 6.8(p), 6.8(q), 6.8(s) or 6.8(t))

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or (ii) any Casualty Event, in each case, that occurs on or prior to September 30, 2016, the Parent Guarantor or any of its Subsidiaries realizes or receives Net Proceeds, the Borrower shall pay (or cause to be prepaid), on or prior to the date which is five (5) Business Days after the date of the realization or receipt of such Net Proceeds, Revolving Loans and Swing Line Loans and/or Cash Collateralize the L/C Obligations (without any reduction of Revolving Commitments) in an amount equal to 100% of all such Net Proceeds.
(d)    If the Parent Guarantor or any of its Subsidiaries (i) issues or otherwise distributes any Equity Interests and receives Net Proceeds therefor, (ii) receives Net Proceeds of the incurrence of Indebtedness for borrowed money (including Indebtedness evidenced by notes, bonds, debentures or similar instruments) or (iii) receives Net Proceeds of the expiration, termination, reduction or other modification of any Hedge Agreement, in each case, on or prior to September 30, 2016, the Borrower shall pay (or cause to be prepaid), on or prior to the date which is five (5) Business Days after the date of receipt of such Net Proceeds, as the case may be, Revolving Loans and Swing Line Loans and/or Cash Collateralize the L/C Obligations (without any reduction of Revolving Commitments) in an amount equal to 100% of the Net Proceeds thereof.”
1.6    The last sentence of Section 2.22(a)(iv) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Subject to Section 10.27, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.”
1.7    Clause (a) of Section 3.2 of the Credit Agreement is hereby amended by (x) deleting the “and” appearing at the end of clause (vi) thereof, (y) inserting “and” at the end of clause (vii) thereof and (z) inserting the following new clause (viii) thereto immediately following clause (vii) thereof:
“(viii)    as of the last day of the most recently ended Fiscal Quarter, the Total Indebtedness to Total Assets Ratio (determined as if the Credit Extensions requested on such Credit Date (and any previously requested Credit Extensions that have either been funded or not yet been funded as of such date) had been incurred on the last day of such Fiscal Quarter) shall not exceed 65%;”
1.8    Section 6.4 of the Credit Agreement is hereby amended by (i) deleting the “and” appearing at the end of clause (f) thereof, (ii) deleting the “.” appearing at the end of clause (g) thereof and inserting in lieu thereof “; and” and (iii) inserting the following new clause (h) thereto immediately following clause (g) thereof:
“(h)    the Parent Guarantor may make Restricted Junior Payments to holders of the Equity Interests of the Parent Guarantor to repurchase the Equity Interests of the Parent Guarantor from such holders so long as (i) the maximum aggregate amount of such Restricted Junior Payments shall not exceed $400,000,000, (ii) such Restricted Junior Payments are made on or prior to December 31, 2016, (iii) as of the date of any such Restricted Junior Payment,

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no Default or Event of Default has occurred and is continuing or would result therefrom, (iv) both immediately before and immediately after giving effect to any such Restricted Junior Payment, no Revolving Loans or Swing Line Loans are outstanding, (v) no such Restricted Junior Payment is funded with Revolving Loans, (vi) the Parent Guarantor shall be in pro forma compliance with each of the covenants set forth in Section 6.7 as of the last day of the most recently ended Fiscal Quarter or Fiscal Year, as the case may be, for which financial statements were delivered (or required to have been delivered) pursuant to Section 5.01(a) or (b), as the case may be, after giving effect to any such Restricted Junior Payment and (vii) the Parent Guarantor shall have delivered a certificate to the Administrative Agent, dated as of the date of any such Restricted Junior Payment, certifying as to the satisfaction of the conditions described in the foregoing clauses (i) through (vi) (in the case of clause (vi), together with reasonably detailed calculations of the covenants described therein).”
1.9    Clause (a) of Section 6.7 of the Credit Agreement is hereby amended by amending and restating the chart set forth therein to read as follows:

Fiscal Quarter	Total Indebtedness to Total Assets Ratio
March 31, 2015	70%
June 30, 2015	70%
September 30, 2015	70%
December 31, 2015	70%
March 31, 2016	70%
June 30, 2016	70%
September 30, 2016 and each Fiscal Quarter ending thereafter prior to the Revolving Commitment Termination Date	65%

1.10    Section 7.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“7.12    Discharge of Guaranty. If (i) all of the Equity Interests of any Guarantor or any of its successors in interest hereunder shall be the subject of an Asset Sale that is permitted by Section 6.8, merger, consolidation, liquidation, winding up or dissolution in accordance with the terms and conditions hereof upon the consummation of which such Guarantor is no longer required to be a Guarantor hereunder (other than any Asset Sale to any Credit Party and any merger, consolidation, liquidation, winding up or dissolution solely amongst Credit Parties) or (ii) any Guarantor becomes an Excluded Subsidiary pursuant to any transaction or series of transactions permitted under this Agreement, the Guaranty of such Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by any Beneficiary or any other Person effective as of the time of such Asset Sale, merger, consolidation, liquidation, winding up

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or dissolution and the Collateral Agent shall, without further consent from any Lender, acknowledge such release upon request of the Borrower.”
1.11    Clause (a) of Section 9.8 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(a)    Agents under Collateral Documents and Guaranty. Each Secured Party hereby further authorizes Administrative Agent or Collateral Agent, as applicable, on behalf of and for the benefit of Secured Parties, to be the agent for and representative of Secured Parties with respect to the Guaranty, the Collateral and the Collateral Documents. Subject to Section 10.5, without further written consent or authorization from any Secured Party, Administrative Agent or Collateral Agent, as applicable, shall, promptly upon the request of the Borrower, (i) in connection with any Asset Sale permitted by this Agreement (other than any Asset Sale to any Credit Party), execute any documents or instruments necessary or reasonably desirable to release any Lien encumbering any item of Collateral that is the subject of such Asset Sale or to which Requisite Lenders (or such other Lenders as may be required to give such consent under Section 10.5) have otherwise consented, (ii) execute any documents or instruments necessary or reasonably desirable to release any Guarantor from the Guaranty pursuant to Section 7.12 or with respect to which Requisite Lenders (or such other Lenders as may be required to give such consent under Section 10.5) have otherwise consented or (iii) execute any documents or instruments necessary or reasonably desirable to release or subordinate any Lien on any property subject to a Lien permitted under Section 6.2(g). In addition to the foregoing, (i) if the Equity Interests of a Pledged Entity shall be the subject of an Asset Sale permitted under Section 6.8 (other than any Asset Sale to any Credit Party), then (a) the Lien over such Equity Interests granted pursuant to the Pledge Agreement shall automatically be discharged and (b) if the Pledgor that owned such Equity Interests no longer owns any Collateral, then such Pledgor shall automatically be released as a Pledgor under the Pledge Agreement and (ii) if any Borrowing Base Asset is the subject of an Asset Sale that is permitted under Section 6.8, and if after giving effect to such Asset Sale the Pledged Entity that owned such Borrowing Base Asset no longer owns any Borrowing Base Assets, then the Liens over the Equity Interests of such Pledged Entity granted pursuant to the Pledge Agreement shall automatically be discharged and released. In the event of any discharge or release pursuant to this Section 9.8(a), the Administrative Agent shall, without further consent from any Lender, sign or acknowledge any release agreement or other document reasonably requested by the Borrower evidencing such discharge or release.”

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1.12    The following new Section 10.27 is added to the Credit Agreement immediately following Section 10.26 thereof:
“10.27        Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(i)
the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(ii)	the effects of any Bail-in Action on any such liability, including, if applicable:

(A)	a reduction in full or in part or cancellation of any such liability;

(B)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(C)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

1.13    Exhibit A-1 and Exhibit A-3 to the Credit Agreement are hereby amended and restated in the forms attached hereto as Exhibit A and Exhibit B, respectively.
SECTION II. CONDITIONS TO EFFECTIVENESS
This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”):
A. Execution. Administrative Agent shall have received (i) a counterpart signature page of this Amendment duly executed by each of the Credit Parties and (ii) consent to the terms of this Amendment from the Requisite Lenders.
B. Fees. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or any other Credit Document.

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C. Necessary Consents. Each Credit Party shall have obtained all consents and approvals necessary to implement the transactions contemplated by this Amendment.
D. Representations and Warranties. Each of the representations and warranties in Section III of this Amendment shall be true and correct in all respects as of the Second Amendment Effective Date.
E. No Default. Both immediately before and after giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.
F. Repayment of Revolving Loans and Swing Line Loans. Both immediately before and after giving effect to this Amendment, no more than $82,500,000 of Revolving Loans and/or Swing Line Loans, in the aggregate, shall be outstanding.
G. Permanent Partial Reduction of Revolving Commitments. The Administrative Agent shall have received an irrevocable notice from the Borrower pursuant to Section 2.13(b) of the Credit Agreement permanently reducing the Revolving Commitments to $250,000,000, which notice shall provide that such reduction shall occur on the Second Amendment Effective Date. The Requisite Lenders hereby waive the three (3) Business Day prior notice requirement set forth in Section 2.13(b) of the Credit Agreement solely with respect to such reduction and agree that such reduction shall occur and be effective immediately prior to, and as a condition to, the effectiveness of this Amendment.
SECTION III. REPRESENTATIONS AND WARRANTIES
In order to induce Administrative Agent and Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party hereby represents, warrants and agrees as follows:
A. Each Credit Party represents and warrants that it has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as modified by this Amendment and the other Credit Documents and has been duly authorized to do so.
B. Each Credit Party represents and warrants that this Amendment has been duly executed and delivered by each of the Credit Parties and constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.
C. Each Credit Party represents and warrants that no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.
D. Each Credit Party represents and warrants that each of the representations and warranties contained in Section 4 of the Credit Agreement and the other Credit Documents are true and correct in all material respects (or in the case of any representation, warranty or certification that is qualified

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as to “materiality,” “Material Adverse Effect” or similar language, are true and correct in all respects), immediately before and after giving effect to this Amendment, on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (or in the case of any representation, warranty or certification that is qualified as to “materiality,” “Material Adverse Effect” or similar language, were true and correct in all respects) on and as of such earlier date.
SECTION IV. ACKNOWLEDGMENT AND CONSENT
In order to induce Administrative Agent and Lenders to enter into this Amendment, each Guarantor hereby:
A. acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to all the terms and conditions set forth in this Amendment and to the modification and waiver of the Credit Agreement as provided herein. Each Guarantor hereby confirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” under each of the Credit Documents to which it is a party; and
B. acknowledges and agrees that any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.
SECTION V. MISCELLANEOUS
A. Reference to and Effect on the Credit Agreement and the Other Credit Documents.
(i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.
(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.
(iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

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(iv) This Amendment constitutes a Credit Document.
B. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
C. Applicable Law. The applicable law and jurisdiction provisions stated in the Credit Agreement are incorporated herein, mutatis mutandis, by this reference, and this Amendment shall be construed and enforced in accordance therewith.
D. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
E. Beneficiaries. This Amendment is made and entered into solely for the benefit of the Lenders and the other parties hereto, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment.
[Remainder of this page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:

NORTHSTAR REALTY FINANCE LIMITED PARTNERSHIP
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

PARENT GUARANTOR:

NORTHSTAR REALTY FINANCE CORP.

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Second Amendment (NRF)]

OTHER CREDIT PARTIES:

BSL HOLDINGS-T, LLC
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

CDO HOLDINGS-T, LLC

By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

USIP TERRA PREFERRED-T, LLC

By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Second Amendment (NRF)]

NRFC SBK HOLDINGS, LLC

By:	CDO Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

WCG OP-T, LLC

By:	WCG OP Holdings-T CAM2, LLC, as its sole member
By:	BSL Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Second Amendment (NRF)]

NRFC SBK SUBSIDIARY, LLC

By:	NRFC SBK Holdings, LLC, as its managing member
By:	CDO Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

CASTERLY ROCK HOLDINGS, LLC

By:	BSL Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

SHADOW TOWER HOLDINGS-T, LLC

By:	BSL Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Second Amendment (NRF)]

QUEENS PLAZA LIC-T, LLC

By:	BSL Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

EASTWATCH HOLDINGS-T, LLC

By:	BSL Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

CLUB ONE-T, LLC

By:	BSL Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Second Amendment (NRF)]

SUNSET-T, LLC

By:	BSL Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

VALYRIA MEZZ LENDER-T, LLC

By:	BSL Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

NRFC SENIOR LOAN HOLDINGS, LLC

By:	BSL Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Second Amendment (NRF)]

NRFC MEZZANINE HOLDINGS, LLC

By:	BSL Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

NRFC 2013-1 PARTICIPATION HOLDINGS, LLC

By:	BSL Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

EASTWATCH ECHO LENDER-T, LLC

By:	BSL Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Second Amendment (NRF)]

WCG PROP-T, LLC

By:	BSL Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

WCG OP HOLDINGS-T CAM2, LLC

By:	BSL Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Second Amendment (NRF)]

3CPI-T, LLC
EAST CAMELBACK APARTMENTS, LLC
NORTHSTAR LOANCO. LLC
AIA HOLDINGS-T, LLC
NRFC ADAMS RUN MEMBER, LLC
NRFC CARROLL HOLDINGS, LLC
NRFC COUNTRY SQUIRE HOLDINGS, LLC
NRFC DB LOAN MEMBER, LLC
NRFC PRU MEZZ, LLC
NRFC UL HOLDINGS, LLC
PE INVESTMENTS-T, LLC
PROJECT SHORE INVESTOR I, LLC
PROJECT SHORE INVESTOR II, LLC
TRISTATE LOAN-T, LLC
TRISTATE PREFERRED INVESTOR-T, LLC
TRISTATE REALTY INVESTOR-T, LLC

By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Second Amendment (NRF)]

MH III HOLDINGS-T, LLC
NRFC MH HOLDINGS, LLC
NRFC MH II HOLDINGS, LLC
NRFC PE FUND INVESTOR, LLC
NRFC PE FUND INVESTOR II, LLC
NRFC PE FUND INVESTOR IV, LLC
PLATFORM MEMBER-T, LLC
TORCH-T, LLC

By:	HA Portfolio Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

NORTHSTAR LANDCO., LLC

By:	NorthStar LoanCo. LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Second Amendment (NRF)]

CMP I HOLDINGS-T, LLC

By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

CMP I OWNER-T, LLC

By:	CMP I Owner MB2-T, LLC, as its sole member
By:	CMP I Owner MB1-T, LLC, as its sole member
By:	CMP I Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

CMP I CAM2-T, LLC

By:	CMP I Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Second Amendment (NRF)]

PE INVESTMENTS V12-T, LLC

By:	PE Investments-T CAM2, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

PE INVESTMENTS V1-T, LLC

By:	PE Investments-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

PE INVESTMENTS-T CAM2, LLC

By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Second Amendment (NRF)]

CASTLEBLACK HOLDINGS-T, LLC

By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

CASTLEBLACK-T CAM2, LLC

By:	Castleblack Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

LC CAM2-T, LLC

By:	LC Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Second Amendment (NRF)]

LC HOLDINGS-T, LLC

By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

LC INVESTOR-T, LLC

By:	LLC Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

LC LENDER-T, LLC

By:	LC Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Second Amendment (NRF)]

PLATFORM MEMBER HOLDINGS-T CAM2, LLC

By:	HA Portfolio Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

FIRST RANGE HOLDINGS MEMBER-T, LLC

By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

HEALTHCARE GA HOLDINGS-T, LLC

By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Second Amendment (NRF)]

NRF RED REIT CORP.

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

PE INVESTMENTS IX2-T, LLC

By:	PE Investments-T CAM2, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

PE INVESTMENTS IX-T, LLC

By:	PE Investments-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Second Amendment (NRF)]

PE INVESTMENTS X-T, LLC

By:	PE Investments-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

NRFC PRU HOLDINGS, LLC.

By:	NRF RED REIT CORP., its sole member

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

RED REIT SUB-T, LLC.

By:	NRF RED REIT CORP., its sole member

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Second Amendment (NRF)]

NRFC NNN HOLDINGS 3, LLC

By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

NRFC EASTON HOLDINGS, LLC

By:	NRFC NNN Holdings 3, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

NRFC EASTON HOLDINGS 2, LLC

By:	NRFC NNN Holdings 3, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Second Amendment (NRF)]

NRFC FORT WAYNE HOLDINGS LLC

By:	NRFC NNN Holdings 3, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Second Amendment (NRF)]

WINTERFELL HEALTHCARE HOLDINGS-T, LLC

By:	NorthStar Realty Healthcare, LLC, as its sole member
By:	NRFC Healthcare Holdings Company, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

WINTERFELL HEALTHCARE-T, CAM2, LLC

By:	Winterfell Healthcare Holdings-T, LLC, as its sole member
By:	NorthStar Realty Healthcare, LLC, as its sole member
By:	NRFC Healthcare Holdings Company, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Second Amendment (NRF)]

NEP HOLDINGS-T, LLC
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

NEP OWNER-T, LLC
By:	NEP Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

NEP CAM2-T, LLC
By:	NEP Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Second Amendment (NRF)]

NEP OWNER MB2-T, LLC
By:	NEP Owner-T, LLC, as its sole member
By:	NEP Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

NEP OWNER MB1-T, LLC
By:	NEP Owner MB2-T, LLC, as its sole member
By:	NEP Owner-T, LLC, as its sole member
By:	NEP Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

NEP OPS MB2-T, LLC
By:	NEP CAM2-T, LLC, as its sole member
By:	NEP Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Second Amendment (NRF)]

NEP OPS MB1-T, LLC

By:	NEP OPS MB2-T, LLC, as its sole member
By:	NEP CAM2-T, LLC, as its sole member
By:	NEP Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

HA PORTFOLIO HOLDINGS-T, LLC

By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

MC HOLDINGS-T, LLC

By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Second Amendment (NRF)]

MC OWNER MB1-T, LLC

By:	MC Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

MC CAM2-T, LLC

By:	MC Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

MC OPS MB1-T, LLC

By:	MC CAM2-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Second Amendment (NRF)]

PE INVESTMENTS XII-T, LLC

By:	PE Investments-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

PE INVESTMENTS XII2-T, LLC

By:	PE Investments-T, CAM2, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

PE INVESTMENTS XIIA-T, LLC

By:	PE Investments-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Second Amendment (NRF)]

NRFC KEENE HOLDINGS, LLC

By:	BSL Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

BSL HOLDINGS, SUB-T, LLC

By:	BSL Holdings-T, LLC, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

MH IV HOLDINGS-T, LLC

By:	HA Portfolio Holdings-T, as its sole member
By:	NorthStar Realty Finance Limited Partnership, as its sole member
By:	NorthStar Realty Finance Corp., as its general partner

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Second Amendment (NRF)]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and as a Lender

By:	/s/ Joanna Soliman
Name: Joanna Soliman
Title: Vice President

By:	/s/ J.T. Johnston Coe
Name: J.T. Johnston Coe
Title: Managing Director

[Signature Page to Second Amendment (NRF)]

CITIBANK, N.A., as a Lender

By:	/s/ Michael Chlopak
Name: Michael Chlopak
Title: Vice President

[Signature Page to Second Amendment (NRF)]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary

By:	/s/ D. Andrew Maletta
Name: D. Andrew Maletta
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Second Amendment (NRF)]

JP MORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Matthew Griffith
Name: Matthew Griffith
Title: Executive Director

[Signature Page to Second Amendment (NRF)]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Christopher Winthrop
Name: Christopher Winthrop
Title: Authorized Signatory

[Signature Page to Second Amendment (NRF)]

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

By:	/s/ Denise Bushee
Name: Denise Bushee
Title: Associate Director

[Signature Page to Second Amendment (NRF)]

EXHIBIT A

EXHIBIT A‑1 TO
AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

FUNDING NOTICE
Reference is made to the Amended and Restated Credit and Guaranty Agreement, dated as of May 5, 2015 (as it may be amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among NORTHSTAR REALTY FINANCE LIMITED PARTNERSHIP, a Delaware limited partnership (“Borrower”), NORTHSTAR REALTY FINANCE CORP., a Maryland corporation (“Parent Guarantor”), CERTAIN SUBSIDIARIES OF THE PARENT GUARANTOR, as Guarantors, the Lenders party thereto from time to time, DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and as Collateral Agent, DEUTSCHE BANK SECURITIES INC., as Sole Lead Arranger and Sole Bookrunner, and the other agents parties thereto from time to time.
Pursuant to Section [2.2] [2.3] of the Credit Agreement, Borrower desires that Lenders make the following Loans to Borrower in accordance with the applicable terms and conditions of the Credit Agreement on [mm/dd/yy] (the “Credit Date”):

Revolving Loans □ Base Rate Loans: □ Eurodollar Rate Loans, with an initial Interest Period of ________ month(s):	$[___,___,___] $[___,___,___]

Swing Line Loans:	$[___,___,___]

Borrower hereby certifies that:

(i)    after making the Loans requested on the Credit Date, (x) the Total Utilization of Revolving Commitments shall not exceed the Revolving Commitments then in effect and (y) the ratio of the Borrowing Base Value (as calculated in the most recent Borrowing Base Certificate required to be delivered pursuant to Section 5.1(i) of the Credit Agreement or the most recently delivered Borrowing Base Certificate delivered pursuant to Section 2.26 of the Credit Agreement) to the Total Utilization of Revolving Commitments shall not be less than 1.50:1.00;

(ii)    as of the Credit Date, not less than 40% of the Borrowing Base Value (as calculated in the most recent Borrowing Base Certificate required to be delivered pursuant to Section 5.1(i) of the Credit Agreement or the most recently delivered Borrowing Base Certificate delivered pursuant to Section 2.26 of the Credit Agreement) shall, collectively, be attributable to Unencumbered Loans and Borrowing Base Eligible Real Estate Assets;

(iii)    as of the Credit Date, the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (or in the case of any representation, warranty or certification that is qualified as to “materiality,” “Material Adverse Effect” or similar language, false in any respect) on and as of the Credit Date to the same extent as though made on and as of the Credit Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (or in the case of any representation, warranty or certification that is qualified as to “materiality,” “Material Adverse Effect” or similar language, false in any respect) on and as of such earlier date;

(iv)    as of the Credit Date, no event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Default;

(v)    as of such Credit Date, the aggregate net equity value (in each case, determined as of the date the applicable Non-Recourse Indebtedness was incurred by such Subsidiary) of all Subsidiaries that have become Turn-Over Subsidiaries after the Original Closing Date does not exceed $300,000,000; and

(vi)    as of the last day of the most recently ended Fiscal Quarter, the Total Indebtedness to Total Assets Ratio (determined as if the Credit Extensions requested on the Credit Date (and any previously requested Credit Extensions that have either been funded or not yet been funded as of such date) had been incurred on the last day of such Fiscal Quarter) does not exceed 65%.

Date:	[mm/dd/yy]	NORTHSTAR REALTY FINANCE LIMITED PARTNERSHIP

		By:		NorthStar Realty Finance Corp., its general partner

By:
Name:
Title:

_____________________

1	Clauses (v) and (vi) are not applicable in the case of extensions, renewals or amendments of letters of credit not resulting in an increase in the face amount thereof.

EXHIBIT B

EXHIBIT A‑3 TO
AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

ISSUANCE NOTICE
Reference is made to the Amended and Restated Credit and Guaranty Agreement, dated as of May 5, 2015 (as it may be amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among NORTHSTAR REALTY FINANCE LIMITED PARTNERSHIP, a Delaware limited partnership (“Borrower”), NORTHSTAR REALTY FINANCE CORP., a Maryland corporation (“Parent Guarantor”), CERTAIN SUBSIDIARIES OF THE PARENT GUARANTOR, as Guarantors, the Lenders party thereto from time to time, DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and as Collateral Agent, DEUTSCHE BANK SECURITIES INC., as Sole Lead Arranger and Sole Bookrunner, and the other agents parties thereto from time to time.
Pursuant to Section 2.4 of the Credit Agreement, Borrower desires a Letter of Credit to be issued in accordance with the terms and conditions of the Credit Agreement on [mm/dd/yy] (the “Credit Date”) in an aggregate face amount of $[___,___,___].
Attached hereto for each such Letter of Credit are the following:
(a)    the stated amount of such Letter of Credit;
(b)    the name and address of the beneficiary;
(c)    the expiration date; and
(d)    either (i) the verbatim text of such proposed Letter of Credit, or (ii) a description of the proposed terms and conditions of such Letter of Credit, including a precise description of any documents to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of such Letter of Credit, would require the Issuing Lender to make payment under such Letter of Credit.
Borrower hereby certifies that:
(i)    after issuing such Letter of Credit requested on the Credit Date, (x) the Total Utilization of Revolving Commitments shall not exceed the Revolving Commitments then in effect and (y) the ratio of the Borrowing Base Value (as calculated in the most recent Borrowing Base Certificate required to be delivered pursuant to Section 5.1(i) of the Credit Agreement or the most recently delivered Borrowing Base Certificate delivered pursuant

_____________________

1	Clauses (v) and (vi) are not applicable in the case of extensions, renewals or amendments of letters of credit not resulting in an increase in the face amount thereof.

to Section 2.26 of the Credit Agreement) to the Total Utilization of Revolving Commitments shall not be less than 1.50:1.00;

(ii)    as of the Credit Date, not less than 40% of the Borrowing Base Value (as calculated in the most recent Borrowing Base Certificate required to be delivered pursuant to Section 5.1(i) of the Credit Agreement or the most recently delivered Borrowing Base Certificate delivered pursuant to Section 2.26 of the Credit Agreement) shall, collectively, be attributable to Unencumbered Loans and Borrowing Base Eligible Real Estate Assets;

(iii)    as of such Credit Date, the aggregate net equity value (in each case, determined as of the date the applicable Non-Recourse Indebtedness was incurred by such Subsidiary) of all Subsidiaries that have become Turn-Over Subsidiaries after the Original Closing Date does not exceed $300,000,000; [and]

(iv)    as of the last day of the most recently ended Fiscal Quarter, the Total Indebtedness to Total Assets Ratio (determined as if the Credit Extensions requested on the Credit Date (and any previously requested Credit Extensions that have either been funded or not yet been funded as of such date) had been incurred on the last day of such Fiscal Quarter) does not exceed 65%[;][.]

(v)    [as of the Credit Date, the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (or in the case of any representation, warranty or certification that is qualified as to “materiality,” “Material Adverse Effect” or similar language, false in any respect) on and as of the Credit Date to the same extent as though made on and as of the Credit Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (or in the case of any representation, warranty or certification that is qualified as to “materiality,” “Material Adverse Effect” or similar language, false in any respect) on and as of such earlier date; and]

(vi)    [as of such Credit Date, no event has occurred and is continuing or would result from the consummation of the issuance contemplated hereby that would constitute an Event of Default or a Default.]

Date:	[mm/dd/yy]	NORTHSTAR REALTY FINANCE LIMITED PARTNERSHIP

		By:		NorthStar Realty Finance Corp., its general partner

By:
Name:
Title:

_____________________

1	Clauses (v) and (vi) are not applicable in the case of extensions, renewals or amendments of letters of credit not resulting in an increase in the face amount thereof.